UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2025

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive office) (Zip Code)

631-240-8800

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 29, 2025, Applied DNA Sciences, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “Cash Securities Purchase Agreement”) with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company agreed to sell and issue to the Cash Purchasers in a private placement offering (the “Cash Offering”), at an offering price of $3.32 per share, an aggregate of 4,620,485 shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), and/or prefunded warrants in lieu thereof (the “Prefunded Warrants”), and Series E-1 Warrants (the “Common Warrants”) to purchase 4,620,485 shares of Common Stock at a per share exercise price of $3.82. Also on September 29, 2025, the Company entered into a securities purchase agreement (the “Cryptocurrency Securities Purchase Agreement,” and together with the Cash Securities Purchase Agreement, the “Securities Purchase Agreement”) with certain accredited investors (the “Cryptocurrency Purchasers,” and together with the Cash Purchasers, the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement offering (the “Cryptocurrency Offering,” and together with the Cash Offering, the “Offering”) 3,444,164 prefunded warrants (the “Cryptocurrency Prefunded Warrants”), at an offering price of $3.32 per share, to purchase shares of Common Stock at a per share exercise price of $3.82 and 3,444,164 Series E-2 Warrants (the “Cryptocurrency Common Warrants”) at a per share exercise price of $3.82. The Company previously disclosed the Offering in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2025 (the “Initial 8-K”).

Registration Rights Agreements

In connection with the Offering, the Company and the Cash Purchasers entered into a Registration Rights Agreement (the “Cash Registration Rights Agreement”) and the Company and the Cryptocurrency Purchasers entered into a Registration Rights Agreement (the “Cryptocurrency Registration Rights Agreement”) on September 29, 2025. The Company previously disclosed the Cash Registration Rights Agreement and the Cryptocurrency Registration Rights Agreement in the Initial 8-K.

Strategic DAS Agreement

In connection with the Offering, on September 29, 2025, the Company entered into a strategic digital assets services agreement (the “Strategic DAS Agreement”) with Cypress LLC, a Puerto Rico limited liability company (the “Services Provider”), pursuant to which the Company appointed the Services Provider to provide certain discretionary asset management services for an initial term of five (5) years, which will automatically and without further action renew for successive one (1) year terms unless the Company or the Services Provider notifies the other in writing of its desire not to renew the Strategic DAS Agreement at least thirty (30) days prior to the expiration of the term in effect or the Strategic DAS Agreement is otherwise terminated pursuant to the terms set forth therein. The Company previously disclosed the Strategic DAS Agreement in the Initial 8-K.

Strategic Advisor Agreement

On September 29, 2025, the Company entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with Cypress Management LLC, a Puerto Rico limited liability Company (the “Strategic Advisor”), pursuant to which the Company engaged the Strategic Advisor to provide strategic advice, guidance, and technical advisory services relating to the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector for an initial term of five (5) years, which will automatically and without further action renew for successive one (1) year terms unless the Company or the Strategic Advisor notifies the other in writing of its desire not to renew the Strategic Advisor Agreement at least thirty (30) days prior to the expiration of the term in effect or the Strategic Advisor Agreement is otherwise terminated pursuant to the terms set forth therein. Pursuant to the terms of the Strategic Advisor Agreement, the Company will pay a monthly fee of $60,000 to the Strategic Advisor and issue to the Strategic Advisor five (5) year warrants to purchase Common Stock (the “Advisory Warrants”) equal to 9.5% of the shares of Common Stock outstanding on the date of the closing of the Offering on an as-converted, fully diluted basis (including counting the Prefunded Warrants and the Cryptocurrency Prefunded Warrants). The Company previously disclosed the Strategic Advisor Agreement in the Initial 8-K.

Placement Agent Agreement

In connection with the Offering, on August 10, 2025, the Company entered into an engagement agreement with the Placement Agent, which was amended on September 9, 2025 (collectively, the “Placement Agent Agreement”), pursuant to which the Placement Agent agreed to act as Placement Agent for the Offering. Pursuant to the Placement Agent Agreement, the Company agreed to pay the Placement Agent certain fees and commissions and sell to the Placement Agent warrants (the “Placement Agent Warrants”) to purchase Common Stock equal to 5.0% of Common Stock sold in the Offering at a price of $50. The Company previously disclosed the Placement Agent Agreement and the Placement Agent Warrants in the Initial 8-K.

The foregoing descriptions of the Prefunded Warrants, the Common Warrants, the Cryptocurrency Prefunded Warrants, the Cryptocurrency Common Warrants, the Advisory Warrants, the Placement Agent Warrants, the Cash Securities Purchase Agreement, the Cryptocurrency Securities Purchase Agreement, the Cash Registration Rights Agreement, the Cryptocurrency Registration Rights Agreement, the Strategic DAS Agreement and the Strategic Advisor Agreement do not, and the descriptions of such agreements in the Initial 8-K did not, purport to be complete and are subject to, and qualified in their entirety by reference to, the complete text of those agreements, forms or copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 relating to the issuance of the Common Stock, the Shares, the Common Warrants, the Prefunded Warrants, the Cryptocurrency Prefunded Warrants, the Cryptocurrency Common Warrants, the Advisory Warrants and the Placement Agent Warrants is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2025, Judith Murrah informed the Company of her intention to step down from her positions as the Company’s Chief Executive Officer and President effective September 29, 2025. As described in the Initial 8-K, Ms. Murrah’s title is Strategic Transition Advisor and she will remain as Chairperson of the Company’s Board of Directors (the “Board”) until a new Chairperson is duly confirmed by the Nominating Committee of the Board and thereafter as a member of the Board. Ms. Murrah’s resignation is not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices. In connection with Ms. Murrah’s resignation, Ms. Murrah and the Company entered into a separation agreement dated September 29, 2025 (the “Separation Agreement”). The Company previously disclosed the Separation Agreement in the Initial 8-K.

On September 28, 2025, the Board approved the appointment of Clay D. Shorrock, current Chief Legal Officer of the Company and President of LineaRx, Inc., the Company’s biotherapeutics subsidiary, as Chief Executive Officer of the Company, effective September 29, 2025. Mr. Shorrock assumed the role of Chief Executive Officer from Judith Murrah. The Company previously disclosed the appointment of Mr. Shorrock in the Initial 8-K.

On September 28, 2025, the Board approved new Employment Agreements (together, the “Employment Agreements”) with Mr. Shorrock and Beth Jantzen, Chief Financial Officer of the Company. The Company previously disclosed the Employment Agreements in the Initial 8-K.

The foregoing descriptions of the Separation Agreement and the Employment Agreements do not, and the descriptions of such agreements in the Initial 8-K did not, purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the Employment Agreements, which are attached hereto as Exhibits 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

Press Release Announcing the Offering

On September 29, 2025, the Company issued a press release announcing the pricing and signing of the Offering and estimated aggregate gross proceeds of approximately $27 million, before deducting Placement Agent fees and other offering expenses, to implement a BNB treasury strategy. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Information.

In connection with the Offering and related transactions described herein, the Company is filing certain updated business description disclosure for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on December 17, 2024. The supplemental updated business description is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

In connection with the Offering and related transactions described herein, the Company is filing certain updated risk factors disclosure applicable to its business for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on December 17, 2024. The supplemental updated risk factors are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

Portions of this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the SEC and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
4.1	Form of Prefunded Warrant.
4.2	Form of Common Warrant.
4.3	Form of Cryptocurrency Prefunded Warrant.
4.4	Form of Cryptocurrency Common Warrant.
4.5	Form of Advisory Warrant.
4.6	Form of Placement Agent Warrant.
10.1*	Form of Cash Securities Purchase Agreement, dated as of September 29, 2025, between Applied DNA Sciences, Inc. and each Purchaser (as defined therein).
10.2*	Form of Cryptocurrency Securities Purchase Agreement, dated as of September 29, 2025, between Applied DNA Sciences, Inc. and each Purchaser (as defined therein).
10.3	Form of Cash Registration Rights Agreement by and between Applied DNA Sciences, Inc. and each Purchaser (as defined therein).
10.4	Form of Cryptocurrency Registration Rights Agreement by and between Applied DNA Sciences, Inc. and each Purchaser (as defined therein).
10.5*	Strategic Digital Asset Services Agreement, dated September 29, 2025, by and between Applied DNA Sciences, Inc. and Cypress LLC.
10.6*	Strategic Advisor Agreement, dated September 29, 2025, by and between Applied DNA Sciences, Inc. and Cypress Management, LLC.
10.7	Separation Agreement, dated September 29, 2025, by and between Applied DNA Sciences, Inc. and Judith Murrah.
10.8	Employment Agreement, dated September 29, 2025, by and between Applied DNA Sciences, Inc. and Clay Shorrock.
10.9	Employment Agreement, dated September 29, 2025, by and between Applied DNA Sciences, Inc. and Beth Jantzen.
99.1	Press Release, dated September 29, 2025.
99.2	Supplemental Business Description.
99.3	Supplemental Risk Factors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED DNA SCIENCES, INC.

Dated: October 1, 2025	By:	/s/ Clay Shorrock
	Name:	Clay Shorrock
	Title:	Chief Executive Officer